================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2000




                          PHILIP MORRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


          Virginia                             1-8940                     13-3260245
(State or other jurisdiction                 (Commission                 (I.R.S. Employer
       of incorporation)                     File Number)               Identification No.)

  120 Park Avenue, New York, New York                                       10017-5592
(Address of principal executive offices)                                    (Zip Code)


       Registrant's telephone number, including area code: (917) 663-5000


         (Former name or former address, if changed since last report.)


================================================================================

Item 7. Financial Statements and Exhibits.

         This Current Report on Form 8-K/A amends the Company's Current Report on Form 8-K dated December 11, 2000 related to the Company's acquisition of Nabisco Holdings Corp. ("Nabisco Holdings") to file the historical financial statements of the business being acquired and the pro forma financial statements related to this acquisition.

(a) Financial Statements of Business Acquired.


                                                                                                   Reference
                                                                                             --------------------
                                                                                                         Included
                                                                                             Exhibit      Herein
                                                                                              Pages        Pages
                                                                                             -------     --------
The following information is hereby incorporated by reference to pages F-2 to
   F-7 and F-9 to F-34 of Nabisco Holdings' Annual Report on Form 10-K/A for
   the period ended December 31, 1999 as it relates to Nabisco Holdings and the year ended December 31, 1999:

Report of Deloitte & Touche LLP, Independent Auditors                                           F-2
Consolidated Statement of Income -- Year Ended December 31, 1999                                F-3
Consolidated Statement of Comprehensive Income -- Year Ended
   December 31, 1999                                                                            F-4
Consolidated Statement of Cash Flows -- Year Ended December 31, 1999                            F-5
Consolidated Balance Sheet -- December 31, 1999                                                 F-6
Consolidated Statement of Stockholders' Equity -- Year Ended
   December 31, 1999                                                                            F-7
Notes to Consolidated Financial Statements                                                  F-9 to F-34


The following information is hereby incorporated by reference to pages 2 to 11 of Nabisco Holdings' Quarterly Report on Form 10-Q for the period ended
   September 30, 2000 as it relates to Nabisco Holdings and the nine months ended September 30, 2000:

Consolidated Condensed Statement of Income -- Nine Months
   Ended September 30, 2000                                                                      2
Consolidated Condensed Statement of Comprehensive Income -- Nine
   Months Ended September 30, 2000                                                               3
Consolidated Condensed Statement of Cash Flows -- Nine Months
   Ended September 30, 2000                                                                      4
Consolidated Condensed Balance Sheet -- September 30, 2000                                       5
Notes to Consolidated Condensed Financial Statements                                          6 - 11

                                                                                                  Reference
                                                                                             -------------------
                                                                                                         Included
                                                                                             Exhibit      Herein
                                                                                              Pages        Pages
                                                                                             --------   ---------
(b) Pro Forma Condensed Combined Financial Information.

The following unaudited pro forma condensed combined financial information of the Company and Nabisco Holdings is submitted herewith on the indicated pages:

Pro Forma Condensed Combined Financial Information                                                            4
Pro Forma Condensed Combined Statement of Earnings For the Nine Months Ended
   September 30, 2000                                                                                         5
Pro Forma Condensed Combined Statement of Earnings For the Year Ended December
   31, 1999                                                                                                   6
Notes to Pro Forma Condensed Combined Statements of Earnings For the Nine Months
   Ended September 30, 2000 and the Year Ended December 31, 1999                                            7 - 9


(c) Exhibits.

23.1     Consent of Deloitte & Touche LLP, Independent Auditors.

99.1 Pages F-2 to F-7 and F-9 to F-34 of Nabisco Holdings' Annual Report on Form 10-K/A for the period ended December 31, 1999, but only to the extent set forth in Item 7(a) hereof.

99.2 Pages 2 to 11 of Nabisco Holdings' Quarterly Report on Form 10-Q for the period ended September 30, 2000, but only to the extent set forth in Item 7(a) hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PHILIP MORRIS COMPANIES INC.



                               By:     /s/  G. PENN HOLSENBECK
                                    ----------------------------------------
                                            G. Penn Holsenbeck
                                            Vice President, Associate General
                                            Counsel and Corporate Secretary

DATE: February 22, 2001

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
             PHILIP MORRIS COMPANIES INC. AND NABISCO HOLDINGS CORP.

         On December 11, 2000, the Company acquired all of the outstanding shares of Nabisco Holdings for $55 per share in cash. The purchase of the outstanding shares, retirement of employee stock options and other payments totaled approximately $15.2 billion. In addition, the acquisition included the assumption of approximately $4.0 billion of existing Nabisco Holdings debt.

         The acquisition was financed by the Company through the issuance of $9.2 billion of short-term obligations, $3.0 billion of short-term floating rate notes due December 4, 2001 and $3.0 billion of available cash.

         Nabisco Holdings' balance sheet has been consolidated with the Company's balance sheet as of December 31, 2000. The Company is not required to present a pro forma condensed combined balance sheet since its historical consolidated balance sheet as of December 31, 2000 reflects the consolidation of Nabisco Holdings into the Company.

         The pro forma condensed combined statements of earnings assume the acquisition occurred on January 1, 1999. The pro forma condensed combined statements of earnings do not give effect to any synergies expected to result from the merger of Nabisco Holdings' operations with those of Kraft Foods, Inc. ("Kraft"). Accordingly, the pro forma condensed combined statements of earnings are not necessarily indicative of what actually would have occurred if the acquisition had been consummated on January 1, 1999, nor are they necessarily indicative of future combined operating results.

         In 2001, Kraft plans to undertake an initial public offering ("IPO") of less than 20% of its common stock. If completed as anticipated, the IPO proceeds will be used to retire a portion of the debt incurred as a result of the acquisition of Nabisco Holdings. The pro forma financial statements do not give effect to the proposed Kraft IPO.

         The pro forma condensed combined statements of earnings should be read in conjunction with the historical consolidated financial statements of the Company for the year ended December 31, 2000, filed with the Securities and Exchange Commission on the Company's Current Report on Form 8-K dated January 31, 2001 and the historical financial statements of Nabisco Holdings for the nine months ended September 30, 2000 and for the year ended December 31, 1999.

             PHILIP MORRIS COMPANIES INC. AND NABISCO HOLDINGS CORP.
               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

                  For the Nine Months Ended September 30, 2000
                 (in millions of dollars, except per share data)
                                   (Unaudited)

                                                     Historical                            Pro Forma
                                                --------------------     ---------------------------------------------
                                                  Philip      Nabisco       Sales of
                                                  Morris     Holdings    Businesses (a)     Adjustments      Combined
                                                --------     --------    --------------     -----------      --------
Operating revenues                              $ 60,942     $ 6,580        $ (537)                          $ 66,985

Cost of sales                                     22,091       3,524          (333)          $   19 (b)        25,301

Excise taxes on products                          13,172                                                       13,172
                                                --------     -------        ------           ------          --------
   Gross profit                                   25,679       3,056          (204)             (19)           28,512

Marketing, administration and research costs      14,043       2,269          (115)             (36)(c)        16,161

Amortization of goodwill                             442         165            (4)             158 (d)           761
                                                --------     -------        ------           ------          --------
   Operating income                               11,194         622           (85)            (141)           11,590

Interest and other debt expense, net                 536         228                            777 (e)         1,541
                                                --------     -------        ------           ------          --------
   Earnings before income taxes                   10,658         394           (85)            (918)           10,049

Provision for income taxes                         4,159         158           (32)            (299)(f)         3,986
                                                --------     -------        ------           ------          --------
   Net earnings                                 $  6,499     $   236        $  (53)          $ (619)         $  6,063
                                                ========     =======        ======           ======          ========

Per share data:

   Basic earnings per share                     $   2.86                                                     $   2.66
                                                ========                                                     ========
   Diluted earnings per share                   $   2.85                                                     $   2.65
                                                ========                                                     ========

   Basic weighted average number of shares
   (millions)                                      2,276                                                        2,276
                                                ========                                                     ========

   Diluted weighted average number of shares
   (millions)                                      2,284                                                        2,284
                                                ========                                                     ========


        See Notes to Pro Forma Condensed Combined Statements of Earnings.

             PHILIP MORRIS COMPANIES INC. AND NABISCO HOLDINGS CORP.
               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

                      For the Year Ended December 31, 1999
                 (in millions of dollars, except per share data)
                                   (Unaudited)

                                                       Historical                              Pro Forma
                                                 --------------------     ---------------------------------------------
                                                  Philip      Nabisco        Sales of
                                                  Morris     Holdings*    Businesses (a)     Adjustments       Combined
                                                  ------     --------     --------------     -----------       --------
Operating revenues                              $ 78,596     $ 8,268         $ (726)                           $ 86,138

Cost of sales                                     29,561       4,406           (438)          $    12 (b)        33,541

Excise taxes on products                          16,845                                                         16,845
                                                --------     -------         ------           -------          --------

   Gross profit                                   32,190       3,862           (288)              (12)           35,752

Marketing, administration and research costs      18,118       2,787           (141)               17 (c)        20,781

Amortization of goodwill                             582         213             (5)              218 (d)         1,008
                                                --------     -------         ------           -------          --------

   Operating income                               13,490         862           (142)             (247)           13,963

Interest and other debt expense, net                 795         280                            1,036 (e)         2,111
                                                --------     -------         ------           -------          --------

   Earnings before income taxes                   12,695         582           (142)           (1,283)           11,852

Provision for income taxes                         5,020         222            (50)             (424)(f)         4,768
                                                --------     -------         ------           -------          --------

   Net earnings                                 $  7,675     $   360         $  (92)          $  (859)         $  7,084
                                                ========     =======         ======           =======          ========

Per share data:

   Basic earnings per share                     $   3.21                                                       $   2.96
                                                ========                                                       ========

   Diluted earnings per share                   $   3.19                                                       $   2.95
                                                ========                                                       ========

   Basic weighted average number of shares
   (millions)                                      2,393                                                          2,393
                                                ========                                                       ========

   Diluted weighted average number of shares
   (millions)                                      2,403                                                          2,403
                                                ========                                                       ========

* Excludes $3 million extraordinary loss on the early extinguishment of debt, net of income taxes.


        See Notes to Pro Forma Condensed Combined Statements of Earnings.

             PHILIP MORRIS COMPANIES INC. AND NABISCO HOLDINGS CORP. NOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS

        For the Nine Months Ended September 30, 2000 and the Year Ended
                                December 31, 1999
                                   (Unaudited)

         The pro forma condensed combined statements of earnings assume that the acquisition of Nabisco Holdings occurred on January 1, 1999. The pro forma condensed combined statements of earnings do not give effect to any synergies expected to result from the merger of Nabisco Holdings' operations with those of Kraft. Accordingly, the pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been consummated on January 1, 1999, nor are they necessarily indicative of future combined results. Certain amounts included in Nabisco Holdings' historical consolidated statements of income for the nine months ended September 30, 2000 and for the year ended December 31, 1999 have been reclassified to conform with the Company's presentation on the pro forma condensed combined statements of earnings.

         The following is a summary of the estimated adjustments, based upon available information and upon certain assumptions that management believes are reasonable, that are reflected in the pro forma condensed combined statements of earnings:

          (a) In order to comply with United States of America trade regulations governing the acquisition, Nabisco Holdings sold its domestic dry packaged dessert and baking powder businesses, as well as its intense mints and gum businesses in December 2000. In addition, the Company has determined that it will sell six additional Nabisco Holdings businesses that do not align strategically with the Company's food operations. The pro forma combined statements of earnings have been adjusted to eliminate the operating results of these businesses for the nine months ended September 30, 2000 and for the year ended December 31, 1999.

          (b) Represents the following adjustments for the nine months ended September 30, 2000 and for the year ended December 31, 1999:

                                                                                       2000          1999
                                                                                       ----          ----
                                                                                          (in millions)
               Charge to reflect the cost of conforming Nabisco Holdings'
                  employee benefit plans                                               $  6          $  8
               Adjustment to record Nabisco Holdings' inventory on a
                  last-in, first-out basis                                               13             4
                                                                                       ----          ----
                  Total                                                                $ 19          $ 12
                                                                                       ====          ====

          (c)  Represents the following adjustments for the nine months ended September 30, 2000 and for the year ended December 31, 1999:

                                                                                       2000         1999
                                                                                       ----         ----
                                                                                          (in millions)
               Reversal of Nabisco Holdings' non-recurring charge for expenses associated with the acquisition of Nabisco Holdings by the
                  Company (financial, legal and advisor fees and payments to retire employee stock options), included in earnings for the
                  nine months ended September 30, 2000                                $ (49)
               Charge to reflect the cost of conforming Nabisco Holdings'
                  employee benefit plans                                                 13         $ 17
                                                                                      -----         ----
                  Total                                                               $ (36)        $ 17
                                                                                      =====         ====

             PHILIP MORRIS COMPANIES INC. AND NABISCO HOLDINGS CORP. NOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS

         For the Nine Months Ended September 30, 2000 and the Year Ended
                               December 31, 1999
                                   (Unaudited)
                                   (Continued)

          (d) Represents amortization of acquisition goodwill over 40 years by the straight-line method, net of the reversal of Nabisco Holdings' amortization of pre-acquisition goodwill. The Company is evaluating plans to close up to 30 additional Nabisco Holdings domestic and international facilities, pending the completion of logistical studies. The closure of these facilities could result in additional severance and other exit liabilities (and a corresponding increase to excess purchase price) of $500 million to $600 million. These amounts will be recorded on the Company's consolidated balance sheet as adjustments to excess purchase price when plans have been finalized and announced to employees. The increase to excess purchase price would increase the annual amortization of goodwill by approximately $12 million to $15 million and has not been reflected in the pro forma condensed combined statement of earnings.

          (e) Represents interest expense to finance the acquisition. Interest expense has been calculated for the nine months ended September 30, 2000 and for the year ended December 31, 1999 as follows:

                                                                                   2000         1999
                                                                                   ----         ----
                                                                                     (in millions)
              Acquisition borrowings of $12.2 billion at an average
                 interest rate of 6.76%                                           $ 630       $   840
              Cash used to fund the acquisition of $3.0 billion at 6.44%            147           196
                                                                                  -----       -------
                 Total                                                            $ 777       $ 1,036
                                                                                  =====       =======

               The average interest rates of 6.76% for acquisition borrowings and 6.44% for cash used to fund the acquisition have been computed using actual interest rates at December 31, 2000 for acquisition borrowings, and interest earned on cash on deposit, respectively. For every 1/8% (0.125 basis points) change in the assumed interest rate for the borrowings, there would be a corresponding effect of approximately $7 million (less than $0.01 per share) and $9 million (less than $0.01 per share) on the pro forma combined net earnings for the nine months ended September 30, 2000 and for the year ended December 31, 1999, respectively.

          (f) Recognition of income tax effects at 39.0% for the nine months ended September 30, 2000 and 39.5% for the year ended December 31, 1999, excluding the impact of the amortization of goodwill, which is not deductible for income tax purposes.

         The integration of Nabisco Holdings into the operations of Kraft may result in the closure of several existing Kraft plants. These actions could result in charges of $200 million to $300 million, which will be recorded as expense in the Company's consolidated statement of earnings in the period during which plans are finalized and announced. These charges have not been included in the pro forma condensed combined statements of earnings.

             PHILIP MORRIS COMPANIES INC. AND NABISCO HOLDINGS CORP. NOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS

         For the Nine Months Ended September 30, 2000 and the Year Ended
                                December 31, 1999
                                   (Unaudited)
                                   (Continued)

         In 2001, Kraft plans to undertake an IPO of less than 20% of its common stock. If completed as anticipated, the IPO proceeds will be used to retire a portion of the debt incurred as a result of the acquisition of Nabisco Holdings. The pro forma condensed combined statements of earnings do not give effect to the proposed Kraft IPO.